UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

ProQuest Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-3246	36-3580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S.Employer Identification No.)

300 North Zeeb Road, Ann Arbor, Michigan	48103-1553
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 761-4700

Item	12. Results of Operations and Financial Condition

On July 22, 2004, ProQuest Company issued a press release announcing financial results for the quarter ended July 3, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to the issuance of a press release, ProQuest Company also conducted a conference call regarding results for the quarter ended July 3, 2004. A transcript of this conference call is attached hereto as Exhibit 99.2.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

PROQUEST COMPANY

DATE: July 28, 2004	/s/ Kevin G. Gregory
Kevin G. Gregory
Senior Vice President, Chief Financial Officer, and
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by ProQuest Company, dated July 22, 2004 announcing results for the quarter ended July 3, 2004.

99.2	Transcript of ProQuest Company’s July 22, 2004 Conference Call regarding results for the quarter ended July 3, 2004.